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                                                                 Exhibit 10.2.6


                               PROMISSORY NOTE B

$5,539,275                                                       March 31, 2003

                                                             New York, New York

                                   RECITALS:

                  WHEREAS the Borrowers (hereinafter defined) are indebted to Lender (hereinafter defined) with respect to a loan (the "ORIGINAL LOAN") in the original principal amount of $224,036,325 which is secured by the lien and security interest created, among other things, by those certain Mortgages/Deeds of Trust/Deeds to Secure Debt, Assignments of Leases and Rents and Security Agreements dated as of November 25, 2002 (as same may hereafter be amended, modified or supplemented, the "SECURITY INSTRUMENT") executed by the Borrower named therein, as grantor, in favor and for the benefit of Lender, as beneficiary, as security for the Original Loan;

                  WHEREAS the Original Loan is evidenced by that certain promissory note in the original principal sum of $224,036,325 from the Borrowers to Lender dated as of November 25, 2002 (the "ORIGINAL NOTE");

                  WHEREAS the current outstanding principal balance due under the Original Loan is $223,666,275;

                  WHEREAS the Borrowers and Lender have severed the Original Note pursuant to the terms of that certain note severance agreement between the Borrowers and Lender dated as of the date hereof (the "SEVERANCE AGREEMENT") into two (2) separate and distinct obligations in substitution for the Original Note, represented by this Note in the amount of $5,539,275 and that certain Amended and Restated Promissory Note A in the amount of $218,127,000; and

                  WHEREAS the Borrowers and Lender intend these Recitals to be a material part of this Note.

                  NOW THEREFORE, FOR VALUE RECEIVED, the undersigned, each having an address c/o Lodgian, Inc., 3445 Peachtree Road, NE, Suite 700, Atlanta, Georgia 30326 (each, a "BORROWER", and collectively, "BORROWERS"), jointly and severally, hereby promise to pay to MERRILL LYNCH MORTGAGE LENDING, INC. ("LENDER"), at its principal place of business at 4 World Financial Center, New York, New York 10080, or at such other place as the holder of this Note may from time to time designate in writing, the principal sum of FIVE MILLION FIVE HUNDRED THIRTY-NINE THOUSAND TWO HUNDRED SEVENTY-FIVE AND 00/100 DOLLARS ($5,539,275.00), in lawful money of the United States of America and in immediately available funds, on demand, and to pay interest on the unpaid principal amount of this Note, at such office, in like money and funds, for the period commencing on the date of this Note until this Note shall be paid in full, at the rates per annum and on the dates provided in that certain Loan and Security Agreement, dated as of November 25, 2002 among Borrowers and Lender (the "LOAN AGREEMENT").


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                  This Note may not be modified, amended, waived, extended,
changed, discharged or terminated orally or by any act or failure to act on the part of Borrowers or Lender, but only by an agreement in writing signed by the party against whom enforcement of any modification, amendment, waiver, extension, change, discharge or termination is sought. Whenever used, the singular number shall include the plural, the plural the singular, and the words "LENDER" and "BORROWERS" shall include their respective successors, assigns, heirs, executors and administrators.

                  Borrowers and all others who may become liable for the payment of all or any part of the debt evidenced hereby (the "DEBT") do hereby severally waive presentment and demand for payment, notice of dishonor, protest, notice of protest, notice of nonpayment, notice of intent to accelerate the maturity hereof and of acceleration. No release of any security for the Debt or any person liable for payment of the Debt, no extension of time for payment of this Note or any installment hereof, and no alteration, amendment or waiver of any provision of this Note or the Mortgage (hereinafter defined) made by agreement between Lender and any other person or party shall release, modify, amend, waive, extend, change, discharge, terminate or affect the liability of Borrowers, and any other person or party who may become liable hereunder or under the Mortgage, for the payment of all or any part of the Debt.

                  This Note shall be governed and construed in accordance with the laws of the State of New York applicable to agreements executed and to be performed in New York.

                  This Note is "Promissory Note B" executed and delivered pursuant to the Severance Agreement. The principal indebtedness evidenced hereby is a portion of the principal indebtedness evidenced by the Original
Note in the original principal sum of $224,036,325 made by the Borrowers to Lender.

                  The liability of the Borrowers under this Note shall be limited as set forth in Article XII of the Loan Agreement.

                       [NO ADDITIONAL TEXT ON THIS PAGE]


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                  IN WITNESS WHEREOF, the undersigned Borrowers have executed this Note as of the date first written above.


                                    BORROWERS

                                    ALBANY HOTEL, INC., a Florida corporation,

                                    APICO HILLS, INC., a Pennsylvania
                                    corporation,

                                    APICO INNS OF GREEN TREE, INC., a
                                    Pennsylvania corporation,

                                    BRUNSWICK MOTEL ENTERPRISES, INC., a
                                    Georgia corporation,

                                    DOTHAN HOSPITALITY 3053, INC., an Alabama corporation,

                                    DOTHAN HOSPITALITY 3071, INC., an Alabama corporation,

                                    GADSDEN HOSPITALITY, INC., an Alabama
                                    corporation,

                                    LODGIAN AMI, INC., a Maryland corporation,

                                    MINNEAPOLIS MOTEL ENTERPRISES, INC., a
                                    Minnesota corporation,

                                    NH MOTEL ENTERPRISES, INC., a Michigan
                                    corporation,

                                    SERVICO AUSTIN, INC., a Texas corporation,

                                    SERVICO CEDAR RAPIDS, INC., an Iowa
                                    corporation,

                                    SERVICO COLUMBIA, INC., a Maryland
                                    corporation,

                                    SERVICO GRAND ISLAND, INC., a New York
                                    corporation,

                                    SERVICO HOUSTON, INC., a Texas corporation,


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                                    SERVICO JAMESTOWN, INC., a New York
                                    corporation,

                                    SERVICO LANSING, INC., a Michigan
                                    corporation,

                                    SERVICO MARKET CENTER, INC., a Texas
                                    corporation,

                                    SERVICO MARYLAND, INC., a Maryland
                                    corporation,

                                    SERVICO METAIRIE, INC., a Louisiana
                                    corporation,

                                    SERVICO NEW YORK, INC., a New York
                                    corporation,

                                    SERVICO NIAGARA FALLS, INC., a New York
                                    corporation,

                                    SERVICO NORTHWOODS, INC., a Florida
                                    corporation,

                                    SERVICO PENSACOLA 7200, INC., a Delaware corporation,

                                    SERVICO PENSACOLA 7330, INC., a Delaware corporation,

                                    SERVICO PENSACOLA, INC., a Delaware
                                    corporation,

                                    SERVICO ROLLING MEADOWS, INC., an Illinois corporation,

                                    SERVICO WINTER HAVEN, INC., a Florida
                                    corporation,

                                    SHEFFIELD MOTEL ENTERPRISES, INC., an
                                    Alabama corporation,

                                    IMPAC HOTELS I, L.L.C., a Georgia limited liability company, and


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                                    LODGIAN MEMPHIS PROPERTY OWNER, LLC, a
                                    Delaware limited liability company

                                    By: /s/ Daniel E. Ellis
                                       ----------------------------------------
                                       Name: Daniel E. Ellis
                                       Title: Vice President and Secretary or
                                              authorized signatory of the above
                                              entities

                                    AMI OPERATING PARTNERS, L.P., a Delaware limited partnership

                                    By: AMIOP ACQUISITION GENERAL PARTNER SPE
                                        CORP., a Delaware corporation, its
                                        General Partner

                                        By: /s/ Daniel E. Ellis
                                           ------------------------------------
                                           Name: Daniel E. Ellis
                                           Title: Vice President and Secretary

                                    DEDHAM LODGING ASSOCIATES I, LIMITED
                                    PARTNERSHIP, a Georgia limited partnership

                                    By: DEDHAM LODGING SPE, INC., a Delaware
                                        corporation, its General Partner

                                        By: /s/ Daniel E. Ellis
                                           ------------------------------------
                                           Name: Daniel E. Ellis
                                           Title: Vice President and Secretary

                                    LITTLE ROCK LODGING ASSOCIATES I, LIMITED
                                    PARTNERSHIP, a Georgia limited partnership

                                    By: LODGIAN LITTLE ROCK SPE, INC., a
                                        Delaware corporation, its General
                                        Partner

                                        By: /s/ Daniel E. Ellis
                                           ------------------------------------
                                           Name: Daniel E. Ellis
                                           Title: Vice President and Secretary


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                                    SERVICO CENTRE ASSOCIATES, LTD., a Florida
                                    limited partnership

                                    By: SERVICO PALM BEACH GENERAL PARTNER SPE,
                                        INC., a Delaware corporation, its
                                        General Partner

                                        By: /s/ Daniel E. Ellis
                                           ------------------------------------
                                           Name: Daniel E. Ellis
                                           Title: Vice President and Secretary